Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies [Abstract]
Commitments and contingencies

Note 13 - Commitments and contingencies:

Operating leases:

The Company is obligated under several operating leases for the restaurants, equipment and office space, expiring in various years through 2031, which provide for minimum annual rentals, escalations, percentage rent, common area expenses or increases in real estate taxes.

Future minimum rental commitments under the leases and minimum future rental income per the sublease in five years subsequent to 2013 and thereafter are as follows:

Year Ending			Net
December 31,	Expense	Income	Amount

2014	$6,104,800	$(1,127,152)	$4,977,648
2015	5,963,009	(1,075,083)	4,887,926
2016	5,972,152	(1,063,785)	4,908,367
2017	5,639,513	(844,061)	4,795,452
2018	5,548,726	(864,156)	4,684,570
Thereafter	50,440,896	(3,626,551)	46,814,345
Total	$79,669,096	$(8,600,788)	$71,068,308

In January 2010, STK Midtown entered into a lease agreement for a term of twenty years, which was subsequently amended, that provides for the landlord to contribute up to $1,036,900 towards construction, is included in deferred rent and will be amortized over the lease term. As of December 31, 2013 and 2012, $153,332 and $210,458, respectively, remains outstanding and is included in accounts receivable.

Rent expense (including percentage rent of $424,181 and $1,405,577), included in continued operations, amounted to $3,795,248 and $3,051,896 in 2013 and 2012, respectively. Rent expense included in continuing operations has been reported in the consolidated statements of operations and comprehensive loss net of rental income of $566,433 and $391,983 in 2013 and 2012, respectively, related to subleases with related and unrelated parties which expires through 2025.

The CEO of the Company is a limited personal guarantor of the leases for the STK Miami premises with respect to certain covenants under the lease relating to construction of the new premises and helping the landlord obtain a new liquor license for the premises in the event of termination of the lease. The CEO is a limited personal guarantor of the leases for the Bagatelle New York premises with respect to JEC II, LLC's payment and performance under the lease. The CEO is also a surety to an equipment lease executed by the Company for the benefit of BBCLV, which owned and operated the recently closed Bagatelle Las Vegas.

License and management fees:

Pursuant to its amended and restated operating agreement executed in June 2007, Bridge is obligated to pay management fees equal to 2% of revenues to a member for the life of the lease. Management fees amounted to $79,120 and $85,974 in 2013 and 2012, respectively. Included in accounts payable at December 31, 2013 and 2012 are amounts due for management fees of $39,514 and $38,783, respectively.

Basement Manager, pursuant to its operating agreement, is obligated to pay management fees to the two managers of the nightclub. The Company terminated the management services for these two managers in February 2013. Management fees amounted to $60,989 and $300,000 in each of 2013 and 2012, respectively.

In January 2010, STK Vegas entered into a management agreement with a third party for a term of ten years, with two five-year option periods. Under this agreement, STK Vegas shall receive a management fee equal to 5% of gross sales, as defined ("gross sales fee") plus 20% of net profits prior to the investment breakeven point date and 43% of net profits thereafter ("incentive fee"). In addition, STK Vegas is entitled to receive a development fee equal to $200,000. The Company has elected to receive a credit against a portion of its obligation (estimated at approximately $387,000) to fund the build-out in lieu of receiving the $200,000. Management fees amounted to $4,117,533 and $2,613,812 in 2013 and 2012, respectively.

In July 2009, One 29 Park Management entered into an agreement with a third party. Under this agreement, One 29 Park Management shall receive a management fee equal to 5% of gross revenues, as defined, from the restaurant, banquets, room service and rooftop sales and 50% of the base beverage fee, as defined, for the life of the management agreement which expires in 2025. Management fees amounted to $693,847 and $762,191 in 2013 and 2012, respectively.

In July 2010, Hip Hospitality UK entered into a management agreement with a third party to manage and operate the food and beverage operations in the Hippodrome Casino in London. Under this agreement, Hip Hospitality UK shall receive a management fee equal to 5.5% of total revenue, as defined, as well as an incentive fee if certain conditions are met, for the life of the management agreement which expires in 2022. Management fees amounted to $817,940 and $194,356 in 2013 and 2012, respectively. Included in accounts receivable at December 31, 2013 and 2012 are amounts due for management fees and reimbursable expenses of $790,511 and $576,139, respectively.

In December 2011, TOG Aldwych entered into a management agreement with a third party to operate a restaurant, bar and lounges in the ME Hotel in London. Under this agreement, TOG Aldwych shall receive a management fee equal to 5% of receipts received from food and beverages operations. In addition, TOG Aldwych is entitled to receive a monthly marketing fee equal to 1.5% of receipts received from food and beverages operations and an additional fee equal to 65% of net operating profits, as defined, for the life of the management agreement which expires in 2032. Management fees, marketing fees and additional fees were waived in 2012. Management fee amounted to $1,206,139 in 2013. Included in accounts receivable at December 31, 2013 are amounts due for management fees of $143,474.

In May 2012, Heraea entered into a management agreement with a third party for a term of ten years, with two five-year option periods. Under this agreement, Heraea was to receive a management fee equal to 5% of gross revenues, as defined, and a profit share of gross operating profit, as defined. In 2013 the Company made a decision to discontinue this operation and is currently in discussion with the third party to terminate the management agreement. The results of operations and estimated termination costs are included in Discontinued Operations.